                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Trinity Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [x]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                            TRINITY INDUSTRIES, INC.
                             2525 STEMMONS FREEWAY
                            DALLAS, TEXAS 75207-2401



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JULY 17, 1998


         Notice is hereby given that the Annual Meeting of Stockholders of Trinity Industries, Inc. (the "Company"), a Delaware corporation, will be held at the offices of the Company, 2525 Stemmons Freeway, Dallas, Texas 75207, on Friday, July 17, 1998, at 9:30 a.m., Central Daylight Saving Time, for the following purposes:

         (1) to elect ten (10) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

         (2)     to approve the Company's 1998 Stock Option and Incentive Plan;
and

         (3) to transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on May 29, 1998 will be entitled to notice of and to vote at the 1998 Annual Meeting or any adjournment thereof, notwithstanding the transfer of any stock on the books of the Company after such record date. A list of the stockholders will be open to the examination of any stockholder, for any purpose germane to the 1998 Annual Meeting, for a period of ten (10) days prior to the meeting at the Company's offices, 2525 Stemmons Freeway, Dallas, Texas 75207.

         You are requested to forward your proxy in order that you will be represented at the 1998 Annual Meeting, whether or not you expect to attend in person. Stockholders who attend the 1998 Annual Meeting may revoke their proxies and vote in person, if they so desire.

         A Proxy Statement, proxy card and a copy of the Annual Report on the Company's operations during the fiscal year ended March 31, 1998 accompany this Notice of Annual Meeting of Stockholders.


                                       By Order of the Board of Directors


                                             MICHAEL G. FORTADO
                                       Vice President, General Counsel
                                           and Corporate Secretary


June 16, 1998

                            TRINITY INDUSTRIES, INC.
                             2525 STEMMONS FREEWAY
                            DALLAS, TEXAS 75207-2401



                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 17, 1998


         This Proxy Statement is furnished to the stockholders of Trinity Industries, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 2525 Stemmons Freeway, Dallas, Texas, on Friday, July 17, 1998 at 9:30 a.m., Central Daylight Saving Time (the "1998 Annual Meeting"), or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Company's mailing address is P.O. Box 568887, Dallas, Texas, 75356-8887.

         This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about June 16, 1998.

                             RIGHT TO REVOKE PROXY

         Any stockholder giving the proxy enclosed with this Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by filing with the Company a written revocation at or prior to the 1998 Annual Meeting, by executing a proxy bearing a later date or by attending the 1998 Annual Meeting and voting in person the shares of stock that such stockholder is entitled to vote. Unless the persons named in the proxy are prevented from acting by circumstances beyond their control, the proxy will be voted at the 1998 Annual Meeting and at any adjournment thereof in the manner specified therein, or if not specified, the proxy will be voted:

         (1) FOR the election of the ten (10) nominees listed under "Election of Directors" as nominees of the Company for election as directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

         (2) FOR the approval of the Company's 1998 Stock Option and Incentive Plan; and

         (3) At the discretion of the persons named in the enclosed form of proxy, on any other matter that may properly come before the 1998 Annual Meeting or any adjournment thereof.

            BY WHOM AND THE MANNER IN WHICH PROXY IS BEING SOLICITED

         The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. The expense of the solicitation of proxies for the 1998 Annual Meeting, including the cost of mailing, will be borne by the Company. To the extent necessary to assure sufficient representation at the 1998 Annual Meeting, officers and regular employees of the Company, at no additional compensation, may request the return of proxies personally, by telephone, facsimile, mail, or other method. The extent to which this will be necessary depends entirely upon how promptly proxies are received. Stockholders are urged to send in their proxies without delay. The Company will supply brokers, nominees, fiduciaries and other custodians with proxy materials to forward to beneficial owners of shares in connection with the request from the beneficial owners of authority to execute such proxies, and the Company will reimburse such brokers, nominees, fiduciaries and other custodians for their expenses in making such distribution. Management has no knowledge or information that any other person will specially engage any persons to solicit proxies.

                       VOTING SECURITIES AND STOCKHOLDERS

         The outstanding voting securities of the Company consist entirely of shares of Common Stock, $1.00 par value per share, each share of which entitles the holder thereof to one vote. The record date for the determination of the stockholders entitled to notice of and to vote at the 1998 Annual Meeting, or any adjournment thereof, has been established by the Board of Directors as of the close of business on May 29, 1998. At that date, there were outstanding and entitled to vote 43,350,782 shares of Common Stock.

         The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the 1998 Annual Meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained. A holder of Common Stock will be entitled to one vote per share on each matter properly brought before the meeting. Cumulative voting is not permitted in the election of directors.

         The proxy card provides space for a stockholder to withhold voting for any or all nominees for the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so. The election of directors requires a plurality of the votes cast at the meeting. Each other matter to be submitted to the stockholders requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting. Shares of a stockholder who abstains from voting on any or all proposals will be included for the purpose of determining the presence of a quorum. However, an abstention with respect to the election of the Company=s directors will not be counted either in favor of or against the election of the nominees. In the case of any other proposal which is being submitted for stockholder approval, an abstention will effectively count as a vote cast against such proposal. Broker non-votes on any matter, as to which the broker has indicated on the proxy that it does not have discretionary authority to vote will be treated as shares not entitled to vote with respect to that matter. However, such shares will be considered present and entitled to vote for quorum purposes so long as they are entitled to vote on other matters.

         At April 30, 1998, the companies named below were the only persons known by the Company to be beneficial owners of more than 5% of its Common
Stock:

     NAME AND ADDRESS                      NUMBER OF SHARES           PERCENT OF
     OF BENEFICIAL OWNER                  BENEFICIALLY OWNED            CLASS
    ---------------------                 ------------------         -----------
FMR Corp.(1)                                 4,350,100(1)               10.06%
82 Devonshire Street
Boston, Massachusetts  02109

Pioneering Management Corporation (2)        4,308,800(2)               9.97%
60 State Street
Boston, Massachusetts  02109

----------
(1) FMR Corp. reported aggregate sole voting power as to 650,000 shares and sole dipositive power as to 4,350,100 shares. This information is based solely on a Schedule 13G, containing information as of January 31, 1998.

(2) Pioneer Management Corporation reported aggregate sole voting and dispositive power as to 4,308,800 shares. This information is based solely on a Schedule 13G, containing information as of December 31, 1998.

         The following table shows the number of shares of Common Stock as of April 30, 1998 beneficially owned by each director or nominee, by the named executive officers and by all directors and executive officers as a group, based upon information supplied by them:

                                   NUMBER OF SHARES
                                  BENEFICIALLY OWNED             PERCENT OF
     NAME                        AT APRIL 30, 1998(1)             CLASS
----------------------           -----------------             ------------
John L. Adams                            2,882                       *
Ralph A. Banks, Jr.                      5,604                       *
David W. Biegler                         5,364                       *
Barry J. Galt                           10,160                       *
Clifford J. Grum                         4,882(2)                    *
Dean P. Guerin                          57,410                       *
Jess T. Hay                             11,384(3)                    *
Edmund M. Hoffman                       41,681(4)                    *
Diana S. Natalicio                       2,882                       *
F. Dean Phelps                          33,566                       *
Mark W. Stiles                          29,860                       *
Timothy R. Wallace                     239,526                       *
W. Ray Wallace                       1,500,178(5)                 3.4%
Directors and Executive
   Officers as a Group               2,031,207                    4.6%

---------
*  Less than one percent (1%).


(1) Unless otherwise noted, all shares are owned directly and the owner has the right to vote the shares, except for shares that officers and directors have the right to acquire under the Company's stock option plans as of April 30, 1998 or within sixty (60) days thereafter, which for Messrs. Galt, Guerin, Hay and Hoffman are 9,410 shares each, for Mr. Biegler is 3,764 shares, for Messrs. Adams, Grum and Dr. Natalicio are 1,882 shares each, and for Messrs. Banks, Phelps, Stiles, Timothy
         R. Wallace, W. Ray Wallace, and all directors and executive officers as a group are -0-, 19,010, 21,873, 189,056, 552,475 and 879,711 shares, respectively.

(2) Three-thousand shares are owned by Deerfield Corporation of which Mr. Grum is an owner.

(3) Includes 384 shares owned of record by Mr. Hay's wife as custodian for their daughter in which Mr. Hay disclaims beneficial ownership.

(4) Includes 1,500 shares held by Mr. Hoffman as trustee of a trust in which Mr. Hoffman disclaims beneficial ownership.

(5) Includes 775,678 shares held indirectly by limited partnerships which Mr. Wallace controls and 6,400 shares held by the estate of Minyone
         M. Wallace. Prior to the record date, Mr. Wallace reduced the above listed holdings by 320,000 shares for estate planning purposes and as part of the administration of the estate of his recently deceased wife, Minyone M. Wallace.

                         ITEM 1 - ELECTION OF DIRECTORS

         At the 1998 Annual Meeting, ten (10) directors are to be elected who shall hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. It is the intention of the persons named in the Company's proxy to vote for the election of each of the ten (10) nominees listed below, unless authority is withheld. All nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to serve as a director, the persons named in the proxy will vote for the election of another person recommended by the Board of Directors.

         The following biographical information sets forth the name, age, principal occupation or employment during the past five years, Board committee membership, certain other directorships held by each nominee for director, the period during which he or she has served as a director of the Company, and certain family relationships.

         THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF EACH OF THE TEN (10) NOMINEES TO THE BOARD OF DIRECTORS SET FORTH BELOW.

                                    NOMINEES

W. RAY WALLACE (75)

         Director since 1958. Chairman and Chief Executive Officer of the Company. He is the father of Timothy R. Wallace, a director and President of the Company.

JOHN L. ADAMS (53)

         Director since 1996. Member of the Audit Committee and of the Corporate Development and Finance Committee. Mr. Adams is Chairman, President and Chief Executive Officer of Chase Bank of Texas, National Association, a national bank providing banking services in various Texas cities. He serves as an advisory director of TU Electric-Dallas, a public utility holding company, and a director of Zale Lipshy University Medical Center, in addition to service on the Board of Directors of several public and private charitable organizations in Dallas and Houston.

DAVID W. BIEGLER (51)

         Director since 1992. Chairman of the Corporate Governance and Nominating Committee and a member of the Human Resources Committee. Mr. Biegler has served since August 1997 as President and Chief Operating Officer of Texas Utilities Company, a public utility holding company providing electric and natural gas utility services, energy marketing and other energy-related services. Previously thereto he served as the Chairman, President and Chief Executive Officer of ENSERCH Corporation, an integrated natural gas company. He is an advisory director of Chase Bank of Texas, National Association, a national bank.

BARRY J. GALT (64)

         Director since 1988. Member of the Audit Committee and of the Corporate Development and Finance Committee. Mr. Galt is the Chairman and Chief Executive Officer and a director of Seagull Energy Corporation, a diversified energy company engaged in oil and gas exploration and development, as well as natural gas marketing and distribution. He is also a director of Halter Marine Group, Inc., a director of Standard Insurance Company, a mutual life insurance company, and a director of Chase Bank of Texas, National Association, a national bank.

CLIFFORD J. GRUM (63)

         Director since 1995. Member of the Audit Committee and of the Human Resources Committee. Mr. Grum is Chairman and Chief Executive Officer and a director of Temple-Inland, Inc., a holding company with interests in corrugated containers, bleached paperboard, building products, timber and timberlands, and financial services. He is also a director of Cooper Industries, Inc., a company engaged in the businesses of electrical products, tools and hardware, and automotive products and a director of Tupperware Corporation, a multinational consumer products company.

DEAN P. GUERIN (76)

         Director since 1965. Chairman of the Corporate Development and Finance Committee and a member of the Corporate Governance and Nominating Committee. Mr. Guerin's principal occupation is investments. Mr. Guerin is a director of Lone Star Technologies, Inc., engaged in oil country tubular goods.

JESS T. HAY (67)

         Director since 1965. Chairman of the Human Resources Committee and member of the Corporate Governance and Nominating Committee. Mr. Hay is Chairman of Texas Foundation for Higher Education and of HCB Enterprises, Inc., a private investment firm. Prior to retirement on December 31, 1994, Mr. Hay was Chairman and Chief Executive Officer of Lomas Financial Corporation, a diversified financial services company engaged principally in mortgage banking and real estate lending, and of Lomas Mortgage USA, a mortgage banking institution. Mr. Hay is a director of Viad Corp. which is primarily involved in travel, trade exhibits, and financial services, a director of Exxon Corporation, a diversified energy company engaged principally in the exploration, production and marketing of petroleum products, and a director of SBC Communications, Inc., a telephone and wireless communications company.

EDMUND M. HOFFMAN (76)

         Director since 1957. Chairman of the Audit Committee and member of the Corporate Development and Finance Committee. Mr. Hoffman's principal occupation is investments.

DIANA S. NATALICIO (58)

         Director since 1996. Member of the Human Resources Committee and of the Corporate Governance and Nominating Committee. President of the University of Texas at El Paso. Dr. Natalicio was appointed by President Bush to the Commission on Educational Excellence for Hispanic Americans and by President Clinton to the National Science Board, currently serving as its Vice-Chair.

TIMOTHY R. WALLACE (44)

         Director since 1992. Mr. Wallace is President and Chief Operating Officer of the Company. He is the son of Mr. W. Ray Wallace, a director and the Chairman and Chief Executive Officer of the Company. Mr. Wallace is a director of Viad Corp. which is primarily involved in travel, trade exhibits and financial services.

                         BOARD MEETINGS AND COMMITTEES

         The directors hold regular quarterly meetings in addition to a meeting immediately following the Annual Meeting of Stockholders, attend special meetings and committee meetings as required, and spend such time on the affairs of the Company as their duties require. During the fiscal year ended March 31, 1998, the Board of Directors held ten (10) meetings and all directors of the Company attended at least seventy-five percent (75%) of the meetings of the Board of Directors and the committees on which they served.

         The standing committees of the Board of Directors are the Audit Committee, Human Resources Committee, Corporate Governance and Nominating Committee, and Corporate Development and Finance Committee.

         The Audit Committee consists of Messrs. Adams, Galt, Grum and Hoffman. The Audit Committee reviews with management, the director of internal auditing, and the independent accountants the Company's financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the independent accountants upon the financial condition of the Company and its accounting controls and procedures, and such other matters as the Audit Committee deems appropriate including reviews with management relating to compliance with corporate policies, compliance programs, and internal controls. The Audit Committee also recommends to the Board of Directors the independent accountant for the Company and reviews audit fees. The Audit Committee met two (2) times during the fiscal year ended March 31, 1998.

         The Human Resources Committee consists of Messrs. Biegler, Grum, and Hay and Dr. Natalicio. The duties of the Human Resources Committee generally are to determine and/or recommend the compensation structure for the Company and its subsidiaries; make recommendations to the Board of Directors as to the salary of the Chief Executive Officer, and set the salaries of other senior executives of the Company; grant options, shares of stock, stock units and such other benefits as may be permitted under the Company's stock related benefit plan or plans to such officers and employees as the Committee may designate, and report all such grants to the Board of Directors; review with the Chief Executive Officer, no less frequently than once a year, the depth and quality of the Company's management and succession plans related to each critical operating position of the Company; design and recommend to the Board for approval and administer long, intermediate and short-term incentive compensation plans of the Company; review and recommend to the Board the adoption and any amendments of employee benefit plans; administer, interpret, amend, and carry out such other duties with respect to the Company's employee benefit plans, as may be authorized or called for by such plans or the Board of Directors; be kept informed as to administration and management matters in respect of the Company's qualified pension plans; and make such other reports and recommendations to the Board of Directors from time to time as the Committee may deem appropriate. The Human Resources Committee met five (5) times during the fiscal year ended March 31, 1998.

         The Corporate Governance and Nominating Committee consists of Messrs. Biegler, Guerin, and Hay and Dr. Natalicio. The duties of the Corporate Governance and Nominating Committee generally are to recommend to the Board of Directors the director nominees proposed each year in the Company's proxy statement for election by the Company stockholders; review the qualifications of, and recommend to the Board, candidates to fill Board vacancies as they may occur; consider suggestions from stockholders and other sources regarding possible candidates for director; define and recommend to the Board appropriate guidelines and criteria regarding the qualifications of candidates for director of the Company; review and propose changes, when appropriate, in the compensation and benefits of non-employee directors of the Company; review and from time to time propose changes in the Company's system of corporate governance; and make such other reports and recommendations to the Board of Directors from time to time as the Committee may deem appropriate. The Corporate Governance and Nominating Committee met two (2) times during the fiscal year ended March 31, 1998.

         The Corporate Development and Finance Committee consists of Messrs. Adams, Galt, Guerin and Hoffman. The duties of the Corporate Development and Finance Committee generally are to provide direction for the assessment of future acquisition opportunities; review specific plans regarding significant acquisitions or dispositions of businesses or assets; authorize, subject to limits imposed by the Board of Directors, investments in or acquisition of another company, or the entry into, or termination of, a partnership, joint venture, or similar investment, or a financial guarantee or appropriations to subsidiaries of the Company for any of the foregoing purposes; and make such reports and recommendations to the Board of Directors from time to time as the Committee may deem appropriate. In addition, the Corporate Development and Finance Committee shall periodically review the financial status of the Company; consult with the officers of the Company and the Board of Directors in regard to significant matters involving the finances of the Company; review financial policy and procedures and make such recommendations in regard thereto as the Committee may deem appropriate; approve guidelines for the investment of the Company's cash reserves; and recommend for approval by the Board of Directors the amount and record date of dividends, an acceptable range for the debt to equity ratio of the Company, and Registration Statements to be filed with the SEC in connection with the Company's securities issuances. The Corporate Development and Finance Committee met one (1) time during the fiscal year ended March 31, 1998.


                           COMPENSATION OF DIRECTORS

         Directors are compensated at the rate of $1,250 for each board or committee meeting attended plus reimbursement for reasonable out-of-pocket expenses. In addition, each director who is not a compensated officer or employee of the Company or its subsidiaries receives a fee of $30,000 per year for serving as a director, and the Chairman of each of the committees receives an additional $2,000 per year. Directors may elect, pursuant to a Deferred Plan for Director Fees, to defer the receipt of all or a specified portion of the fees to be paid to him or her. Deferred amounts are credited to an account on the books of the Company and treated as if invested either at the prime rate of interest as announced from time to time by Chase Bank of Texas or, at the director's prior election, in units of the Company's Common Stock at the closing price on the New York Stock Exchange on the date that a payment is credited to the director's account. Such stock units are credited with amounts equivalent to dividends paid on the Company's Common Stock. Upon ceasing to serve as a director, the value of the account will be paid to the director in annual installments not exceeding ten (10) years, according to the director's prior election.

         Following each Annual Meeting of Stockholders, each outside director is granted an option to purchase 5,000 shares of the Company's Common stock at the fair market value of the Company's Common Stock on the date of grant.

         The Company has a Directors' Retirement Plan that is an unfunded arrangement through which monthly payments will be paid for a ten (10) year period to members of the Board of Directors who are not employees of the Company upon retirement, disability or death. The amount of each monthly payment will be equal to one-twelfth (1/12) of a percentage of the annual retainer paid to such director in the year of his retirement, disability or death while serving as a director. The applicable percentage is dependent upon the number of years of service as a member of the Board of Directors. If the director has less than five (5) years of service, the applicable percentage is zero. If the director has five (5) years of service, the applicable percentage is fifty percent (50%). The applicable percentage increases at the rate of ten percent (10%) for each year of service thereafter and reaches one hundred percent (100%) after ten (10) years of service as a director. However, notwithstanding the number of years of service, a director's applicable percentage will be one hundred percent (100%) in the event of a change in control of the Company (as defined).

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

         The following table sets forth information for the Company's fiscal years ended March 31, 1998, 1997 and 1996, with regard to the compensation for their services to the Company and its subsidiaries in all capacities of the Chief Executive Officer and each of the other four (4) most highly compensated executive officers serving the Company at the close of the Company's most recently completed fiscal year.


====================================================================================================================================
                                                     Summary Compensation Table
====================================================================================================================================

          Name and                                            Annual                               Long Term
     Principal Position                                    Compensation                           Compensation
                                             ------------------------------------------ ---------------------------
                                                                            Other         Restricted       Stock
                                                                            Annual          Stock          Option      All Other
                                               Salary       Bonus(1)    Compensation(2)   Awards(3)        Awards    Compensation(4)
                                   Year          ($)          ($)            ($)             ($)            (#)          ($)
------------------------------------------------------------------------------------------------------------------------------------
W. Ray Wallace                     1998       $1,000,000   $2,500,000      $17,300            -              -         $525,000
Chairman & Chief Executive         1997        1,000,000    2,495,430       13,500            -            75,000       524,315
Officer                            1996        1,000,000    2,033,372       10,750            -              -          455,006

------------------------------------------------------------------------------------------------------------------------------------

Timothy R. Wallace                 1998          550,000      791,549       18,101         $265,000        40,000      134,155
President & Chief Operating        1997          475,000      593,750       12,038           94,500        50,000      106,875
Officer                            1996          475,000      373,540       12,100            -              -          84,854

------------------------------------------------------------------------------------------------------------------------------------

Ralph A. Banks, Jr.                1998          280,000       40,000       4,750             -              -            -
Senior Vice President              1997          280,000       40,000       4,500             -              -            -
                                   1996          280,000       35,000       4,500             -              -            -

------------------------------------------------------------------------------------------------------------------------------------

Mark W. Stiles                     1998          315,000      263,813       5,046           53,000         10,000       57,881
Group Vice President               1997          275,000       69,222       5,500           63,000         15,000       34,422
                                   1996          275,000      295,130       2,672             -              -          57,013

------------------------------------------------------------------------------------------------------------------------------------

F. Dean Phelps                     1998          193,500       96,750       4,795             -            3,000          -
Vice President                     1997          187,500       80,160       4,331             -            4,500          -
                                   1996          180,000       59,410       4,875             -              -            -

====================================================================================================================================

 (1) An incentive bonus is paid only upon the achievement of a predetermined financial goal set for each executive by the Human Resources Committee at the beginning of the fiscal year. The Committee also predetermines at the beginning of each fiscal year whether the amount of any incentive bonus earned in excess of a certain percentage of base salary will be paid within ninety (90) days after the close of the fiscal year or, at the discretion of the Committee, deferred and paid in equal annual installments up to three
         (3) years after the close of the fiscal year. The Committee elected to defer and pay the incentive bonus earned for fiscal 1996 in excess of the applicable percentage in two (2) subsequent annual installments. No bonuses earned in fiscal 1997 and 1998 were deferred. If the Committee elects to defer the payment of a portion of the incentive bonus, the executive will forfeit the deferred portion if the executive's employment with the Company is terminated prior to payment for any reason other than death, disability, retirement or a change in control of the Company. The amounts shown for incentive bonuses in the foregoing table include the amounts deferred and payable to the executive in succeeding years. The amounts deferred for fiscal 1996 were $1,016,686 for Mr. W. Ray Wallace, $186,770, for Mr. Timothy R. Wallace, $-0- for Mr. Banks, $147,565 for Mr. Stiles and $29,705 for Mr. Phelps.

(2) Other annual Compensation consists principally of the matching amounts under the Company's Supplemental Profit Sharing Plan and Section 401(k) Plan (described below under "Retirement Plans") and, in the case of Messrs. W. Ray Wallace and Timothy R. Wallace, directors' meeting fees.

(3) Amounts shown for each year are based on the closing price of the Common Stock on the date of grant. The total number of restricted shares held, and their value based on the closing price on March 31, 1998, by the two named executives is as follows: Mr. Timothy R. Wallace, 8,000 shares ($440,000) and Mr. Mark W. Stiles, 3,000 shares ($165,000). Dividends are paid on these restricted shares at the same rate as paid on the Company's Common Stock. All such restricted shares have been granted under the 1993 Plan. The restrictions on transferability will be lifted upon the recipient's retirement at age 65 or earlier with the consent of the Human Resources Committee, death or disability, or upon a change in control of the Company. If the employment of the recipient is terminated without the consent of the Human Resources Committee for any reason other than death or disability prior to the recipient's retirement, then the restricted shares will be forfeited.

(4) An amount equal to fifteen percent (15%) of the salary and incentive bonus of Mr. W. Ray Wallace, and amounts equal to ten percent (10%) of the salaries and incentive bonuses of Messrs. Timothy R. Wallace and Stiles are set aside annually pursuant to the long term deferred compensation plans for them.

Stock Option Plans

         The Company's 1993 Stock Option and Incentive Plan (the "1993 Plan") permits the grant of stock options, stock appreciation rights, restricted stock, performance and other stock related awards. The 1993 Plan terminated the Company's earlier 1989 stock option plan which in turn had terminated the Company's 1983 stock option plan, except in each case for options granted and outstanding under the prior plans. Stock options that expire, terminate or are surrendered unexercised under the prior plans are available for further awards under the 1993 Plan. At April 30, 1998, options were granted and outstanding under the 1993 Plan on 1,423,179 shares of the Company's Common Stock and under the 1989 plan on 531,424 shares.

         The following table contains information concerning the grant of stock options with respect to fiscal 1998 to each of the executives named in the Summary Compensation Table:


==================================================================================================================
                                      Option Grants In Last Fiscal Year(1)
=================================================================================================================


                                Individual Grants                                  Potential Realizable Value
                                                                                        at Assumed Annual
                                                                                      Rates of Stock Price
                                                                                 Appreciation for Option Term(2)
-----------------------------------------------------------------------------------------------------------------
                                        Percent
                                          of
                                         Total
                                        Options
                         Number         Granted       Exercise                        At 5%           At 10%
                           of              to            or                           Annual          Annual
                         Options      Employees in   Base Price     Expiration        Growth          Growth
        Name             Granted       Fiscal Year     ($/Sh)          Date             ($)             ($)
-----------------------------------------------------------------------------------------------------------------
W. Ray Wallace              --              --             --              --             --                 --

-----------------------------------------------------------------------------------------------------------------

Timothy R. Wallace       9,344(4)          2.4%       $53.375        04/13/03     $  138,000     $      304,000

                        40,000(3)         10.3%        53.000        03/12/08      1,333,000          3,379,000

-----------------------------------------------------------------------------------------------------------------

Ralph A. Banks, Jr          --              --             --              --             --                 --

-----------------------------------------------------------------------------------------------------------------

Mark W. Stiles             918(4)          0.2%        31.250        04/13/03          8,000             18,000
                         1,990(4)          0.5%        45.750        04/13/03         25,000             56,000
                        10,000(3)          2.6%        53.000        03/12/08        333,000            845,000
-----------------------------------------------------------------------------------------------------------------

F. Dean Phelps           4,081(4)          1.1%        24.500        04/13/03         28,000             61,200

                         3,000(3)          0.8%        53.000        03/12/08        100,000            253,000

=================================================================================================================

(1)      The Company has not granted any stock appreciation rights.

(2) The potential realizable values for all stockholders at the assumed annual rates of stock price appreciation of 5% and 10% would be $1,499,061,000 and $3,798,937,000, respectively. These values assume increases in the value of the shares of Common Stock outstanding at March 31, 1998 at the stated percentages over a ten-year period from an initial value of $55.00, the closing price of the Company's Common Stock on March 31, 1998.

(3)      These stock options were original grants pursuant to the 1993 Plan.

(4) These stock options were granted pursuant to the reload provisions of the 1993 Plan.

         The table below sets forth information concerning each exercise of stock options by each of the named executive officers during the most recently completed fiscal year and the number of exercisable and unexercisable stock options held by them and the fiscal year-end value of the exercisable and unexercisable options.



====================================================================================================================
                             Aggregated Option Exercises In Last Fiscal Year And FY-End Option Values
====================================================================================================================

                                     Shares                                                       Value of
                                    Acquired                           Number of                Unexercised
                                       on            Value             Unexercised              in-the-Money
                                    Exercise       Realized         Options at Fiscal         Options at Fiscal
            Name                     ( # )          ( $ )               Year-End                  Year-End
                                                                ------------------------- --------------------------
                                                                      Exercisable/              Exercisable/
                                                                      Unexercisable             Unexercisable
                                                                          (#)                        ($)
-------------------------------- -------------- -------------- -------------------------- --------------------------
W. Ray Wallace                      125,066       $4,776,587            514,834                  $17,951,883
                                                                        112,924                    3,375,298
-------------------------------- -------------- -------------- -------------------------- --------------------------

Timothy R. Wallace                   50,687        1,695,859            165,531                    6,028,130
                                                                        193,635                    4,771,280
-------------------------------- -------------- -------------- -------------------------- --------------------------

Ralph A. Banks, Jr.                    0               0                   0                          0
                                                                           0                          0
-------------------------------- -------------- -------------- -------------------------- --------------------------

Mark W. Stiles                        6,891          137,712             17,168                      530,802
                                                                         45,868                    1,123,670
-------------------------------- -------------- -------------- -------------------------- --------------------------

F. Dean Phelps                        5,688           52,581             28,086                      923,147
                                                                         26,338                      776,222
====================================================================================================================



Retirement Plans

         The Company has noncontributory, defined benefit retirement and death benefit plans which are available to all eligible employees who have completed specified periods of employment. The benefits of the plans are funded by periodic contributions to retirement trusts that invest the Company's contributions and earnings thereon in order to pay the benefits to the employees. The plans provide for the payment of monthly retirement benefits determined under a calculation based on credited years of service and a participant's compensation. Retirement benefits are paid to participants upon normal retirement at the age of 65 or later, or upon early retirement. The plans also provide for the payment of certain disability and death benefits.

         The Company has also adopted a Supplemental Pension Plan that permits the payment of supplemental benefits to certain employees whose annual benefits under the foregoing retirement plan would exceed those permitted by the Internal Revenue Code of 1986, as amended (the "Code"). The Supplemental Pension Plan provides that if at any time the amount of the annual retirement benefit which would otherwise be payable under the Company's pension plan is or becomes limited by reason of compliance with the Code, such person shall be entitled to receive a supplemental pension benefit equal to the difference between the benefit that such person receives under the Company's pension plan and the benefit that such person would have received if such limitation had not been in effect. The benefits are payable from the general assets of the Company.

         The following table reflects the estimated aggregate annual benefits, computed on the basis of a monthly benefit payable for ten (10) years certain and life thereafter, payable under such plans to a fully vested participant of the Company upon retirement at age 65 after 10, 20, 30 and 40 credited years of service at the annual remuneration levels set forth in the table.


===========================================================================================================================
                                                         Pension Plan Table
===========================================================================================================================

                                                                                        Years of Service
                                                                        ----------   ----------   ----------   ---------
                           Remuneration                                     10            20          30          40
---------------------------------------------------------------------- ------------ ------------ ------------ -----------
  $250,000........................................................         24,760       49,520        74,280     99,040

  $300,000........................................................         29,760       59,520        89,280    119,040

  $400,000 .......................................................         39,760       79,520       119,280    159,040

  $500,000 .......................................................         49,760       99,520       149,280    199,040

  $600,000 .......................................................         59,760      119,520       179,280    239,040

  $700,000 .......................................................         69,760      139,520       209,280    279,040

  $800,000 .......................................................         79,760      159,520       239,280    319,040

  $900,000 .......................................................         89,760      179,520       269,280    359,040

$1,000,000 .......................................................         99,760      199,520       299,280    399,040

$1,100,000 .......................................................        109,760      219,520       329,280    439,040

$1,200,000 .......................................................        119,760      239,520       359,280    479,040

$1,300,000 .......................................................        129,760      259,520       389,280    519,040

$1,400,000 .......................................................        139,760      279,520       419,280    559,040

$1,500,000 .......................................................        149,760      299,520       449,280    599,040

$1,600,000 .......................................................        159,760      319,520       479,280    639,040
===========================================================================================================================

         The compensation covered under those plans is the same as the salary and bonus reported earlier in the Summary Compensation Table. The annual benefits shown are not subject to any deduction for Social Security benefits or other offset amounts. Mr. Timothy R. Wallace has 23 credited years of service under the plans under which he is covered; Mr. Stiles has 6 years and Mr. Phelps has 19 years. Messrs. W. Ray Wallace and Ralph A. Banks, Jr. began receiving pension payments at age 65 of $126,933 and $76,848, respectively, per year from the Company's regular retirement plan.

         The Company also is obligated to pay supplemental retirement benefits to Mr. W. Ray Wallace, Chairman and Chief Executive Officer of the Company, under an agreement made by the Company in 1990 which provides that the Company will supplement, commencing at his actual retirement, his other retirement benefits from the Company so that his aggregate retirement benefits from the Company will equal eighty percent (80%) of the average of his annual compensation earned during his most highly compensated five (5) consecutive years of employment. At March 31, 1998, the estimated annual benefit payable to him upon his retirement under this unfunded supplemental retirement program was $2,683,000.

         The Company maintains a Section 401(k) plan that permits employees to elect to set aside up to ten percent (10%) of their compensation (subject to the maximum limit on the amount of compensation permitted by the Code to be deferred for this purpose) in a trust to pay future retirement benefits. The Company matches fifty percent (50%) of the lesser of (i) the amount that the employee elects to set aside for this purpose or (ii) six percent (6%) of the employee's compensation. The Company also maintains a Supplemental Profit Sharing Plan for its "highly compensated employees", as defined in the Code. The highly compensated employees are not limited as to the percentage of their compensation which may be contributed to the plan; however, the Company only matches fifty percent (50%) of the lesser of (i) the amount that the employee elects to set aside for this purpose or (ii) six percent (6%) of the employee's compensation (but the Company never contributes more than it would have contributed if the "highly compensated employees" had participated in the Section 401(k) plan). Participation in the Section 401(k) plan by all such "highly compensated employees" would have an adverse effect on the Section 401(k) plan. Contributions under the latter plan are also made to a trust, but unlike the contributions by the Company to the trust created pursuant to the Section 401(k) plan (which are deductible by the Company when paid to the trust), the contributions of the Company to the trust for the "highly compensated employees" are not deductible by the Company for federal income tax purposes until such amounts are paid out by the trust. Further, the assets of the trust created under the plan for the "highly compensated employees" are considered part of the general assets of the Company that can be attached by its creditors.

Change in Control Agreements

         Each named executive officer has executed a change in control agreement with the Company that provides certain benefits in the event his or her employment is terminated subsequent to a change in control of the Company (as defined in the agreements). The agreements are for continuous two-year terms until terminated by the Company upon specified notice and continue for two years following a change in control. The agreements provide that if there is a change in control of the Company and if the Company terminates the executive's employment other than as a result of the executive's death, disability or retirement, or for cause (as defined in the agreements), or if the executive terminates his or her employment under certain circumstances, then the Company will pay to such executive a lump sum equal to three (3) times the amount of the executive's base salary and bonus paid by the Company and its subsidiaries to the executive during the twelve (12) months prior to termination or, if higher, the twelve (12) months prior to the change in control of the Company.

         The severance benefits provided by the agreements also include certain fringe benefits to which each executive would have been entitled if the executive had continued in the employment of the Company for thirty-six (36) months after the executive's termination, and a supplemental benefit based on the Company's retirement plan, which benefit is payable in a series of cash payments.

         The agreements further provide that if any payment to which the executive is entitled would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, then the Company will pay to the executive an additional amount so that the net amount retained by the executive is equal to the amount that otherwise would be payable to the executive if no such excise tax had been imposed.


       REPORT OF THE HUMAN RESOURCES COMMITTEE ON EXECUTIVE COMPENSATION

         The Company's executive compensation program is administered by the Human Resources Committee ("the Committee") of the Board of Directors. The Committee, which is composed entirely of independent outside directors, is responsible for setting and overseeing the administration of policies that govern the compensation of the Company's executives. It establishes the base salary, the incentive compensation, the deferred compensation, the stock options, the performance awards and other stock based awards for each executive officer and certain key operating officers of the Company, except the salary of the Chief Executive Officer is decided by the Board, after recommendation by the Committee. The Committee retains a consultant to advise on matters related to executive compensation.

         It is the Committee's policy to provide a competitive and comprehensive compensation program to attract, motivate, reward and retain the key executives needed to enhance the profitability of the Company and to create value for its stockholders. The Committee believes that the Company's executive compensation should consist of competitive base salaries and incentive compensation plans that reward both short- and long-term performance. The key components of the Company's executive compensation program in the last fiscal year were a base salary, incentive compensation, and in some cases, deferred compensation, stock options, performance awards and restricted stock awards. The Committee periodically reviews each component of the Company's executive compensation program to ensure that pay levels and incentive opportunities are competitive, directly linked to performance, and aligned with the interest of stockholders. The Committee determines each executive's compensation based upon past and expected future performance, the executive's responsibilities within the Company, and the executive's value to the Company as determined by the Committee.

Base Salary

         The Committee each year reviews each executive's performance and establishes each executive's base salary based upon past and expected future performance, and the executive's responsibilities within the Company. In fixing base salaries, the Committee also considers salaries of senior executives of other comparable companies as reflected in a survey provided by an independent outside consultant.

Incentive Compensation

         Incentive bonuses awarded annually to the Company's executive officers and key operating officers are tied to the Company's success in achieving significant performance goals. An incentive bonus is determined for each executive upon the basis of the achievement of certain financial and specific group goals set each year by the Committee at the beginning of the year. Financial performance targets for the Company's corporate executives are directly related to the Company's normalized consolidated income before federal income tax and financial performance targets of division executives responsible for the operation of a division or segment of the Company are directly related to normalized operating profits achieved by that division or segment. The performance goals are determined on the basis of the Company's past performance and anticipated future performance. Specific group targets are tied to specific short-term goals applicable to the executive's job assignment and, in the case of Mr. Timothy R. Wallace, also to the Committee's evaluation of total shareholder return in relation to general market conditions. In the case of both corporate and division executives, the total amount of incentive compensation that may be earned by any executive in any year is limited to a predetermined maximum percentage of his or her base salary.

Stock Options, Performance Awards, Restricted Stock Grants and Deferred Compensation

         Long-term incentive awards provided by the stockholder-approved 1993 Stock Option and Incentive Plan are designed to develop and retain strong management through stock ownership, deferred compensation, stock options and other stock based incentive awards.

         Stock options historically have been and in fiscal 1998 were the significant portion of long-term incentive granted to 12 executive officers, 11 key operating officers and 68 key employees. Options to purchase a total of 389,218 shares were granted in fiscal 1998. The Committee believes that a significant portion of senior executives' compensation should be dependent on value created for the shareholders. Options are an excellent vehicle to accomplish this by tying the executives' interest directly to the shareholders' interests. Options are granted at the fair market value of the Company's Common Stock on the date of grant and vest in annual increments over four to eight years after such date if the optionee is still employed or vest fully at the date of normal retirement.

         The number of options that the Committee grants to executive officers is based on individual performance and level of responsibility. The award level must be sufficient in size to provide a strong incentive for executives to work for long-term business interests and become meaningful owners of the business. The number of options currently held by an executive is not a factor in determining individual grants since such a factor would create an incentive to exercise options and sell the shares.

         A limited number of senior executives also received grants of Career Shares in 1998. Career Shares are shares of the Company's Common Stock granted with a restriction designed to promote long-term retention, as well as superior long-term performance, of key strategic and operating management. These restrictions generally expire after the executive reaches normal retirement age. The number of Career Shares granted to senior executives also recognizes the increased responsibility and complexity of senior positions. Individual grants are based on personal contribution and level of responsibility within the organization. The number of shares currently held by an executive is not a factor in determining individual grants since Career Shares are primarily designed to promote long-term retention and steadily increasing stock ownership by the Company's key executives. A total of 24,000 Career Shares were granted to 18 key executives in 1998.

         To encourage the retention of certain key and strategically important executives focused on continuous improvement and growth of the Company, the Company has established a deferred compensation plan for certain key officers of the Company including Messrs. Timothy R. Wallace and Mark W. Stiles. Under the deferred compensation plan, an amount equal to ten percent (10%) of each participant's annual base salary and incentive compensation is accrued to his deferred account on the books of the Company. All such deferrals bear interest at the prime rate from time to time at Chase Bank of Texas.

Chief Executive Officer Compensation

         The base salary, incentive compensation and stock option grants to Mr.
W. Ray Wallace, the Company's Chief Executive Officer, are set within the philosophy and policies enunciated above for all other executives of the Company. His base salary was unchanged in fiscal 1998.

         Mr. Wallace's incentive compensation in fiscal 1998 was derived from a formula directly related to the Company's normalized pretax income from continuing operations, which in fiscal 1998 totaled $236 million, up from $181 million in fiscal 1997. His incentive compensation for the year is payable currently.

         Mr. Wallace also has a long term deferred compensation plan under which the Company awards annually an amount equal to fifteen percent (15%) of Mr. Wallace's combined salary and incentive compensation in each fiscal year. These deferrals bear interest at the prime rate from time to time at Chase Bank of Texas.

         Pursuant to an agreement between the Company and Mr. Wallace dated July 18, 1990, the Company is obligated to supplement his pension plan and other retirement benefits from the Company so that the aggregate annual amount of all his retirement benefits from the Company for life will equal eighty percent (80%) of his average annual compensation during the five (5) consecutive years in which he was most highly compensated by the Company.

         In determining the compensation of the Chief Executive Officer, the Committee reviews the performance of the Company, considers the positioning of the Company for future years, assesses his past and ongoing personal performance in the position of Chief Executive Officer, and considers the report of a nationally recognized consulting firm employed to survey the compensation of chief executive officers of other companies, with particular emphasis on companies comparable to that of the Company.

Limitation on Deductibility of Executive Compensation

         Section 162(m) of the Internal Revenue Code denies a publicly held corporation a federal income tax deduction for the compensation of certain executive officers exceeding $1 million per year. "Performance based" compensation, is not subject to the limitation on deductibility and the Committee strives to structure compensation so as to qualify for deductibility. Provisions have been included in the proposed 1998 Stock Option and Incentive Plan that are designed to qualify future awards of stock options, performance awards, and performance-based restricted stock as "performance based." The Committee will continue to monitor future deductibility options. However, the Committee will authorize compensation that may not be deductible when it deems it to be in the best interest of the Company.

Conclusion

         The Committee believes that the Company's compensation policies and practices are appropriately designed to attract, retain and motivate key executives to guide the Company in the future and to produce results which will enhance the Company's long-term prospects, thereby ultimately enriching shareholder values.


Jess T. Hay, Chairman                                  David W. Biegler, Member
Human Resources Committee                              Clifford J. Grum, Member
                                                        Diana Natalicio, Member



          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


         Jess T. Hay, David W. Biegler, Clifford J. Grum and Diana Natalicio served on the Human Resources Committee during the last completed fiscal year. There were no interlocks or insider participation during such year.



                               PERFORMANCE GRAPH

         The following graph shows a comparison of the five (5) year cumulative return (assuming reinvestment of any dividends) for the Company, the New York Stock Exchange Index and the Dow Jones Transportation Equipment Index. The sources for the information contained in this table in respect to the return for the Company and for the Dow Jones Transportation Equipment Index are Dow Jones & Company, Inc. and, in respect to the New York Stock Exchange Index, is Media General Financial Services.

                      FIVE YEAR CUMULATIVE TOTAL RETURN
                              [PERFORMANCE GRAPH]

=========================================================================================================
                                                1993      1994      1995       1996      1997      1998
---------------------------------------------------------------------------------------------------------
Trinity Industries, Inc.                        100        126       127       121       107       198
---------------------------------------------------------------------------------------------------------
Dow Jones Transportation Equipment              100        115       103       110       131       233
---------------------------------------------------------------------------------------------------------
NYSE Index                                      100        104       115       151       176       256
=========================================================================================================





           ITEM 2 - ADOPTION OF 1998 STOCK OPTION AND INCENTIVE PLAN

         Upon recommendation of the Human Resources Committee, the Board of Directors of the Company has adopted, subject to stockholder approval, the Trinity Industries, Inc. 1998 Stock Option and Incentive Plan (Hereinafter called the "1998 Plan") providing for the granting of stock options and stock related awards. The 1998 Plan is intended to enable the Company to remain competitive and innovative in its ability to attract, motivate, reward and retain a strong management team of superior capability and to encourage a proprietary interest in the Company by persons who occupy key positions in the Company or its affiliates by enabling the Company to make awards that recognize the creation of value for the stockholders of the Company and promote the Company's growth and success. In furtherance of that purpose, eligible persons may receive stock options, stock appreciation rights, restricted stock, performance awards, dividend equivalent rights, and other awards, or any combination thereof. The 1998 Plan is expected to provide flexibility to the Company's compensation methods in order to adapt the compensation of key employees to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. A copy of the 1998 Plan is attached as Annex A to this Proxy Statement, to which reference is made for the detailed provisions thereof.

         The maximum number of shares of Common Stock with respect to which awards may be granted pursuant to the 1998 Plan is 2,000,000 shares with no more than 600,000 shares available for awards to be issued in the aggregate as restricted stock or in satisfaction of Performance Awards or Other Awards. However, as awards under the 1998 Plan or stock options granted under prior plans expire, terminate or are surrendered unexercised, the shares underlying such awards and options are available for further awards under the 1998 Plan.

         The 1998 Plan will be administered by a committee consisting of not less than three (3) members of the Board of Directors who shall be appointed by, and shall serve at the pleasure of, the Board. Unless the Board determines otherwise, the members of the Committee shall be "non-employee directors" within the meaning of Rule 16b-3 of the General Rules and Regulations of the Exchange Act, and "outside directors" within the meaning of Section 162(m) of the Code and regulations thereunder. The Board has designated the Human Resources Committee (the "Committee") to administer the 1998 Plan. Awards under the 1998 Plan will be determined by the Human Resources Committee and may be made only to a person who is a director or officer of the Company or one of its affiliates or who is in a managerial or other key position in the Company or one of its affiliates. The Human Resources Committee will determine the person to whom an award will be granted, the type of award, and, if applicable, the number of shares to be covered by the award. In making that determination, the Committee will consider the position and responsibilities of the person, his or her importance to the Company and its affiliates, the duties of such person, his or her past, present and potential contributions to the growth and success of the Company and its affiliates, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the 1998 Plan.

         Stock Options. The Committee may grant either an incentive stock option (as that term is used in Section 422 of the Internal Revenue Code of 1986) or any other stock option. In the case of an incentive stock option, the option exercise price must be not less than one hundred percent (100%) of the last reported sales price of the Company's Common Stock on the New York Stock Exchange on the date of grant. The maximum number of options that may be granted to any one individual during any fiscal year of the Company may not exceed 300,000, subject to adjustment as provided in the 1998 Plan. The Committee may not reprice underwater stock options by canceling and regranting stock options or by lowering the exercise price except for adjustments provided in the 1998 Plan. Recipients of stock options may pay the option exercise price in cash or by delivering to the Company shares to of the Company's Common Stock already owned by the optionee having a fair market value equal to the aggregate option exercise price.

         If an optionee delivers shares of Common Stock of the Company already owned by the optionee in full or partial payment of the exercise price for any stock option granted under the 1998 Plan or any prior stock option plan of the Company, the Human Resources Committee may authorize the automatic grant of a new option (a "Reload Option") on that number of shares as is equal to the number of shares of Common Stock surrendered in full or partial payment of the option exercise price of the underlying stock option being exercised. The option exercise price of the Reload Option will be the closing price of the Company's Common Stock on the date of the exercise of the underlying stock option. A reload Option cannot be exercised earlier than six (6) months from the date of its grant nor later than the time when the underlying option exercised by the surrender of the already owned shares could have been last exercised. The Human Resources Committee may impose additional terms, conditions and restrictions on any Reload Option and the shares acquired upon the exercise of the Reload Option.

         Stock options will be exercisable as set forth in the option agreements pursuant to which they are issued, but in no event are incentive stock options exercisable after the expiration of ten (10) years from the date of grant. Regardless of any vesting schedule contained in an option agreement, the 1998 Plan provides for the acceleration of the vesting of stock options in certain events, including the optionee's death, disability, retirement or a change in control of the Company (as defined). All rights to exercise a stock option terminate immediately if an optionee is discharged for cause, after ten
(10) days in the event of an optionee's resignation, after three (3) months in the case of an optionee's disability or retirement in the case of an incentive stock option and thirty-six (36) months in the case of a non-qualified option; and after twelve (12) months in the case of an optionee's death. Options are not transferable other than by will or the laws of descent and distribution, except that with the approval of the Committee, an option that is not an incentive stock option may be transferred to one or more members of the immediate family of the optionee, a trust for the benefit of the immediate family of the optionee, or to a family partnership.

         An optionee will not be taxed at the time an incentive stock option is granted. In general, an optionee exercising an incentive stock option will not be taxed at the time an incentive stock option is exercised if the stock purchased is held for at least one year after the exercise date and at least two years after the date of grant provided however, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any. If such holding periods are satisfied, the difference between the option price and the amount realized upon subsequent disposition of the stock will constitute long-term capital gain or loss. Stock held at least 18 months following the date of exercise of the incentive stock option will be taxed as long-term capital gain. Stock held more than one year but less than 18 months will be taxed as mid-term gain and stock held for one year or less as short-term capital gain. If such holding periods are not satisfied, the employee will recognize ordinary income to the extent of the lesser of the gain realized and the excess of the fair market value of the stock on the exercise date over the option price. Any gain realized in excess of the amount recognized as ordinary income by the employee will be capital gain. The Company will not recognize income, gain or loss upon the disposition of an incentive stock option if the holding periods referred to above are satisfied. If such holding periods are not satisfied, the Company will be entitled to a deduction equal to the amount of the ordinary income recognized by the employee. An optionee will not be taxed at the time a non-qualified stock option is granted. In general, an optionee exercising a non-qualified stock option will recognize ordinary income equal to the excess of the fair market value on the exercise date of the stock purchased over the option price. Upon subsequent disposition of the stock purchased, the difference between the amount realized and the fair market value of the stock on the exercise date will constitute capital gain or loss. The Company will not recognize income, gain or loss upon the granting of a non-qualified stock option. Upon the exercise of such an option, the Company is entitled to an income tax deduction equal to the amount of ordinary income recognized by the employee.

         Stock Appreciation Rights. A stock appreciation right may be granted in conjunction with or independent of a stock option. A stock appreciation right is the right to receive an amount equal to the excess of the fair market value of a share of the Company's Common Stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant (or other value specified in the agreement granting the stock appreciation right). A stock appreciation right granted in tandem with a stock option will require the holder, upon exercise, to surrender the related stock option, or a portion thereof, with respect to the number of shares as to which such stock appreciation right is exercised.

         A stock appreciation right granted independent of a stock option will be exercisable as determined by the Committee. An independent stock appreciation right will entitle the holder, upon exercise, to receive payment as described above either in cash or in shares of Common Stock of the Company, or a combination thereof, as specified in the grant of the stock appreciation right. The Human Resources Committee may limit the amount payable upon exercise of any stock appreciation right. Any such limitation will be specified in the grant. The maximum number of shares for which grants of stock appreciation rights may be made to an individual in any fiscal year of the Company shall not exceed 300,000 subject to adjustment as provided in the 1998 Plan.

         In the case of a dividend equivalent right, the Company is of the opinion that the recipient of the dividend equivalent right will realize compensation income in an amount equal to the cash or fair market value of the shares as and when the same becomes payable to the recipient. The Company is also of the opinion that it will be entitled to a deduction under the Internal Revenue Code at the time and equal to the amount that compensation income is realized by the recipient.

         Other Awards. Other forms of awards based upon, payable in, or otherwise related in whole or in part to Common Stock of the Company may be granted under the 1998 Plan if the Human Resources Committee determines that such awards are consistent with the purposes and restrictions of the 1998 Plan. The terms and conditions of such awards shall be specified by the grant. Such awards shall be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the Human Resources Committee. The federal income tax consequences of such other awards will depend upon the form that such awards may take.

         Adjustments upon Changes in Capitalization. The number of shares subject to an award will be adjusted for any subdivision or consolidation of shares of Common Stock of the Company or upon stock dividends payable in stock of the Company or in case of any change from par value stock to stock of a different par value or without par value.

          Amendments. All provisions of the 1998 Plan (including any award under the plan) may at any time or from time to time be modified or amended by the Board of Directors. However, no outstanding award may be adversely modified, impaired or canceled without the consent of the holder thereof, and the 1998 Plan cannot be amended, without stockholder approval, to increase the maximum number of shares subject to the 1998 Plan, or to materially modify the requirements as to eligibility for participation in the 1998 Plan or materially increase the benefits accruing to persons eligible to participate in the 1998 Plan, or if stockholder approval is necessary in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934 or to comply with any other applicable law, regulation, or listing requirement or to qualify for an exemption or characterization deemed desirable by the Company's Board of Directors.

         Termination. The 1998 Plan will terminate only by resolution of the Board of Directors. However, no incentive stock option may be granted under the 1998 Plan after July 17, 2008.

         As described above, the selection of employees who will receive awards under the 1998 Plan, if it is approved by the stockholders, and the size and type of awards will be determined by the Committee in its discretion. No awards have been made under the 1998 Plan, nor are any such awards now determinable; therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees in 1998. The number of shares of Common Stock covered by options and the number of shares of restricted stock which were granted in the last fiscal year pursuant to the 1993 Plan to the Named Officers is set forth above under "Executive Compensation".

         Approval of the 1998 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the 1998 Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 1998 STOCK OPTION AND INCENTIVE PLAN.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). These reports are also filed with the New York Stock Exchange and a copy of each report is furnished to the Company.

         Additionally, SEC regulations require that the Company identify any individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. To the Company's knowledge, based solely on review of reports furnished to it and written representations that no other reports were required during and with respect to the fiscal year ended March 31, 1998, each individual who was required to file such reports during the fiscal year complied with the applicable filing requirements.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         Ernst & Young LLP, independent auditors, or a predecessor of that firm, have been the auditors of the accounts of the Company each year since 1958, including the fiscal year ended March 31, 1998. It is anticipated that representatives of Ernst & Young LLP will be present at the 1998 Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions raised at the 1998 Annual Meeting or submitted to them in writing before the 1998 Annual Meeting.

         Ernst & Young LLP has informed the Company that it does not have any direct financial interest in the Company and that it has not had any direct connection with the Company in the capacity of promoter, underwriter, director, officer or employee.

         As is customary, auditors for the current fiscal year will be appointed by the Board of Directors at their meeting immediately following the 1998 Annual Meeting upon recommendation of the Audit Committee.

                                 OTHER MATTERS

         Management of the Company is not aware of other matters to be presented for action at the 1998 Annual Meeting; however, if other matters are presented for action, it is the intention of the persons named in the accompanying form of proxy to vote in accordance with their judgment on such matters.

                             STOCKHOLDER PROPOSALS

         Stockholders' proposals to be presented at the 1999 Annual Meeting of Stockholders, for inclusion in the Company's Proxy Statement and form of proxy relating to the meeting, must be received by the Company at its offices in Dallas, Texas, addressed to the Secretary of the Company, no later than February 16, 1999. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations and provisions governing the solicitation of proxies.

         Under the Bylaws of the Company, stockholders entitled to vote in the election of directors may nominate one or more persons for election as directors only if notice in writing to the Secretary of the Company of such stockholder's intent to make such nomination or nominations has been delivered to, or mailed and received at, the principal office of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. Such notice must set forth
(a) as to each person whom the stockholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as director.

No person is eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in the Bylaws.

                              REPORT ON FORM 10-K

         Upon written request from any stockholder of record, the Company will furnish to such stockholder, without charge, its Annual Report on Form 10-K for the fiscal year ended March 31, 1998, as filed with the Securities and Exchange Commission, including financial statements. The Company may impose a reasonable fee for its expenses in connection with providing exhibits referred to in such Form 10-K, if the full text of such exhibits is specifically requested. Requests should be directed to: Mr. Michael G. Fortado, Vice President, General Counsel and Corporate Secretary, Trinity Industries, Inc.,
P. O. Box 568887, Dallas, Texas 75356-8887.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY TO AVOID UNNECESSARY EXPENSE. THEREFORE, STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OWNED, TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                        By Order of the Board of Directors


                                               MICHAEL G. FORTADO
                                        Vice President, General Counsel
                                             and Corporate Secretary
June 16, 1998

                                    ANNEX A


                      1998 STOCK OPTION AND INCENTIVE PLAN


         1. Purpose of Plan. The Trinity Industries, Inc. 1998 Stock Option and Incentive Plan is intended to enable the Company to remain competitive and innovative in its ability to attract, motivate, reward and retain a strong management team of superior capability and to encourage a proprietary interest in the Company by persons who occupy key positions in the Company or its Affiliates by enabling the Company to make awards that recognize the creation of value for the stockholders of the Company and promote the Company's growth and success. In furtherance of that purpose, eligible persons may receive stock options, stock appreciation rights, restricted stock, performance awards, dividend equivalent rights, and other awards, or any combination thereof.

         2. Definitions. Unless the context otherwise requires, the following terms when used herein shall have the meanings set forth below:

                 "Affiliate" - Any corporation, partnership or other entity in which the Company, directly or indirectly, owns a fifty percent (50%) or greater interest.

                 "Award" - A stock option, stock appreciation right, restricted stock, performance award, dividend equivalent right or other award under this Plan.

                 "Board" - The Board of Directors of the Company, as the same may be constituted from time to time.

                 "Code" - The Internal Revenue Code of 1986, as amended from time to time.

                 "Committee" - A committee designated by the Board of Directors which shall consist of not less than three members of the Board who shall be appointed by, and shall serve at the pleasure of, the Board. Unless the Board determines otherwise, the members of the Committee shall be "non-employee directors" within the meaning of Rule 16b-3 of the General Rules and Regulations of the Exchange Act, and "outside directors" within the meaning of Section 162(m) of the Code and the regulations thereunder.

                 "Company" - Trinity Industries, Inc., a Delaware corporation.

                 "Disability" - Permanent and total inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

                 "Dividend equivalent right" - The right of the holder thereof to receive credits based on the cash dividends that would have been paid on the Shares specified in the Award if the Shares were held by the eligible employee to whom the Award is made.

                 "Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

                 "Fair Market Value" - The last reported sales price per share of Shares on the New York Stock Exchange on the date of determination or, if no sale is made on such date, on the last sale date immediately preceding the date of determination. If Shares are not listed on such exchange on that date, the Fair Market Value shall be the highest reported bid price on the date of determination or, if such bid price is not available for such date, on the closest preceding date when such bid price is available.

                 "Incentive Stock Option" - A stock option meeting the requirements of Section 422 of the Code or any successor provision.

                 "Non-qualified Stock Option" - A stock option other than an incentive stock option.

                 "Optionee" - A person who has been granted a stock option under this Plan and who has executed a written stock option agreement with the Company.

                 "Plan" - The Plan set forth herein.

                 "Performance Award" - An Award hereunder of Shares, units or rights based upon, payable in, or otherwise related to, Shares.

                 "Retirement" - Termination of employment, other than discharge for cause, after age 65 or on or before age 65 if pursuant to the terms of any retirement plan maintained by the Company or any of Affiliates in which such person participates.

                 "Share" - A share of the Company's Common Stock, par value $1.00 per share, and any share or shares of capital stock or other securities of the Company hereafter issued or issuable upon, in respect of or in substitution or exchange for each such share.

                 "Stock Appreciation Right" - The right to receive an amount in cash or Shares equal to the excess of the Fair Market Value of a Share on the date of exercise over the Fair Market Value of a Share on the date of the grant (or other value specified in the agreement granting the Stock Appreciation Right).

         3. Administration of the Plan. The Plan shall be administered by the Committee. Subject to the provisions of the Plan and directions from the Board, the Committee is authorized to:

                 (a) determine the persons to whom Awards are to be granted;

                 (b) determine the type of Award to be granted, the number of Shares to be covered by the Award, the pricing of the Award, the time or times when the Award shall be granted and may be exercised, any restrictions on the exercise of the Award, and any restrictions on Shares acquired pursuant to the exercise of an Award;

                 (c)      conclusively interpret the Plan provisions;

                 (d) prescribe, amend and rescind rules and regulations relating to the Plan or make individual decisions as questions arise, or both;

                 (e) rely upon employees of the Company for such clerical and record-keeping duties as may be necessary in connection with the administration of the Plan; and

                 (f) make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

         All questions of interpretation and application of the Plan or pertaining to any question of fact or Award granted hereunder shall be decided by the Committee, whose decision shall be final, conclusive and binding upon the Company and each other affected party.

         4. Shares Subject to Plan. The maximum number of Shares that may be issued pursuant to Awards under this Plan shall not exceed 2,000,000 unless such maximum shall be increased or decreased by reason of changes in capitalization of the Company as hereinafter provided. Notwithstanding the foregoing, no more than 600,000 Shares available for Awards shall be issued in the aggregate as Restricted Stock or in satisfaction of Performance Awards or
Other Awards, subject to adjustment as provided in Section 20 hereof.   The
Shares issued pursuant to the Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company.

         To the extent that any Award under this Plan or any stock option granted under any prior stock option plan of the company shall be forfeited, shall expire or be canceled, in whole or in part, then the number of Shares covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired Shares are delivered to the Company in full or partial payment of the exercise price for the exercise of a stock option granted under this Plan or any prior stock option plan of the Company, the number of Shares available for future Awards under this Plan shall be reduced only by the net number of Shares issued upon the exercise of the option. Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall be counted against the maximum number of Shares that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of Shares. Awards will not reduce the number of Shares that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of Shares, as, for example, a Stock Appreciation Right that can be satisfied only by the payment of cash.

         5. Eligibility. Eligibility for participation in the Plan shall be confined to a limited number of persons who are employed by the Company, or one or more of its Affiliates, and who are directors or officers of the Company or one or more of its Affiliates, or who are in managerial or other key positions in the company or one or more of its Affiliates, and non-employee directors of the Company. In making any determination as to persons to whom Awards shall be granted, the type of Award; and/or the number of Shares to be covered by the Award, the committee shall consider the position and responsibilities of the person, his or her importance to the Company and its Affiliates, the duties of such person, his or her past, present and potential contributions to the growth and success of the Company and its Affiliates, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

         6. Grant of Stock Options. The Committee may grant stock options to any eligible person. Each person so selected shall be offered an option to purchase the number of Shares determined by the Committee. The maximum number of options that may be granted to any one individual during any fiscal year of the Company shall not exceed 300,000 (subject to adjustment pursuant to Section 20 of this Plan). The Committee shall specify whether such option is an Incentive Stock Option or Non-qualified Stock Option. Each such person so selected shall have a reasonable period of time within which to accept or reject the offered option. Failure to accept within the period so fixed by the Committee may be treated as a rejection. Each person who accepts an option shall enter into a written agreement with the Company, in such form as the Committee may prescribe, setting forth the terms and conditions of the option, consistent with the provisions of this Plan. The Optionee and the Company shall enter into separate option agreements for Incentive Stock Options and Non-qualified Stock Options. At any time and from time to time, the Optionee and the company may agree to modify an option agreement in order that an Incentive Stock Option may be converted to a Non-qualified Stock Option. The Committee may not reprice underwater stock options by canceling and regranting stock options or by lowering the exercise price except for adjustments pursuant to Section 20 hereof.

         The Committee may require that an Optionee meet certain conditions before the option or a portion thereto may be exercised, as, for example, that the Optionee remain in the employ of the company or one of its Affiliates for a stated period or periods of time before the option, or stated portions thereof, may be exercised.

         7. Option Exercise Price of Stock Options. The option exercise price of the Shares covered by each stock option shall be determined by the Committee; provided, however, that the option exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of Shares on the date of the grant.

         8.      Limitations on Grant of Incentive Stock Options.

                 (a) Incentive Stock Options shall not be granted to a non-employee director or more than 10 years after the Effective Date of this Plan, and the aggregate Fair Market Value (determined as of the date of grant) of the Shares with respect to which any Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year under the Plan and all such plans of the Company (as defined in Section 425 of the Code) shall not exceed $100,000.

                 (b) Notwithstanding anything herein to the contrary, in no event shall any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Affiliate corporation be granted an Incentive Stock Option hereunder unless (1) the option exercise price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares at the time that the option is granted and (2) the term of the option shall not exceed five (5) years.

                 (c) In no event shall the Number of Shares issued pursuant to the exercise of Incentive Stock Options granted hereunder exceed 2,000,000.

         9. Term of Stock Options. The term of a stock option shall be for such period of months or years from the date of its grant as may be determined by the committee; provided, however, that no stock option shall be exercisable later than ten (10) years from the date of its grant. Unless otherwise determined by the Committee, each option shall otherwise be subject to earlier termination as hereinafter provided:

                 (a) If the Optionee ceases to be an officer, director, or employee of the company or any Affiliates by reason of the fact that the Optionee is discharged for cause, as determined solely and exclusively by the Committee, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited at the time of the Optionee's discharge for cause.

                 (b) If the Optionee ceases to be an officer, director, or employee of the Company or any Affiliate by reason of the Optionee's resignation, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited ten (10) days after the date of such resignation by the Optionee; except that in case the Optionee shall die within ten (10) days after the date of such resignation, the personal representatives, heirs, delegatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from the date of such resignation to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

                 (c) If the Optionee ceases to be an officer, director, or employee of the Company or any Affiliate by reason of the Optionee's retirement, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited (i) in the case of an Incentive Stock Option, three (3) months after the date of the Optionee's retirement, and (ii) in the case of a Non-Qualified Stock Option, thirty-six (36) months after the date of the Optionee's retirement; provided however, if the Optionee shall die during the applicable period provided under clause (i) or (ii), the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from the date of death to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

                 (d) If the Optionee ceases to be an officer, director, or employee of the Company or any Affiliates by reason of the Optionee's disability, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited three (3) months after the date that the Optionee ceased, on account of such disability, to be an officer, director, or employee of the Company or any Affiliates; except that in case the Optionee shall die within three (3) months after the Optionee ceases to be an officer, director, or employee by reason of the Optionee's disability, the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from such cessation of service to exercise any such option to the extent that the Optionee was exercisable prior to death and had not been so exercised.

                 (e) If the Optionee ceases to be an officer, director, or employee of the company or any Affiliates by reason of death, the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from the termination of service to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

                 (f) If the Optionee ceases to be an officer, director, or employee of the company or any Affiliates by reason other than discharge for cause, resignation, retirement, disability, or death, all rights of the Optionee to exercise an option shall terminate, lapse and be forfeited three
(3) months after the date that the

Optionee ceased to be an officer, director, or employee of the Company or an Affiliate; except that in case the Optionee shall die within three (3) months thereafter the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (12) months from such cessation of service to exercise any such option to the extent that the Optionee was exercisable prior to death and had not been so exercised.

                 (g)      Despite the provisions of paragraphs (b), (c), (d),
(e), and (f) of this Section, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

         10.     Vesting of Stock Options.

                 (a) Each stock option granted hereunder may only be exercised to the extent that the Optionee is vested in such option. Each stock option shall vest separately in accordance with the option vesting schedule determined by the Committee, in its sole discretion, which will be incorporated in the stock option agreement. The option vesting schedule will be accelerated if, in the sole discretion of the Committee, the Committee determines that acceleration of the option vesting schedule would be desirable for the Company.

                 (b) If an Optionee ceases to be an officer, director, or employee of the Company or any Affiliate by reason of death, disability, or retirement, the Optionee or the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall become fully vested in each stock option granted to the Optionee and shall have the immediate right to exercise any such option to the extent not previously exercised.

                 (c) In the event of a Change in Control (as hereinafter defined), each stock option granted under the Plan shall become fully vested and exercisable.

                 For purposes hereof, a "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                 (I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph
         (III) below; or

                 (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date of this Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date of this Plan or whose appointment, election or nomination for election was previously so approved or recommended; or

                 (III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 30% or more of the combined voting power of the company's then outstanding securities; or

                 (IV) the stockholders of the Company approve a plan of complete liquidation or dissolution of the company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                 For purposes hereof:

                          "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                          "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                          "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                 (d) Notwithstanding any provision of this Plan, in the event of a Change in Control in connection with which the holders of Shares receive shares of common stock that are registered under
         Section 12 of the Exchange Act, all outstanding options shall immediately be exercisable in full and there shall be substituted for each Share available under this Plan, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding Share shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share of each option shall be appropriately adjusted by the Committee, such adjustments to be made without an increase in the aggregate purchase price.

                 (e) Notwithstanding any provision of this Plan, in the event of a Change in Control in connection with which the holders of Shares receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding option shall be surrendered to the Company by the holder thereof, and each such option shall immediately be canceled by the Company, and the holder shall receive, within ten (10) days of the occurrence of such Change in Control, a cash payment from the Company in an amount equal to the number of Shares then subject to such option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a Share on the date of occurrence of the Change in Control over (ii) the purchase price per Share subject to the option. The Company may, but is not required to, cooperate with any person who is subject to
         Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder.

         11. Non-transferability of Stock Options. A stock option shall not be transferable otherwise than by will or the laws of descent and distribution, and a stock option may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that with the approval of the Committee, a Non-qualified Stock Option may be transferred to one or more members of the immediate family of the Optionee, to a trust for the benefit of one or more members of the immediate family of the Optionee or to a partnership, the sole partners of which are the Optionee and members of the immediate family of the Optionee. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of a stock option contrary to the provisions hereof, or the levy of any execution, attachment, or similar process upon a stock option shall be null and void and without effect.

         12.     Exercise of Stock Options.

                 (a) Stock options may be exercised as to Shares only in minimum quantities and at intervals of time specified in the written option agreement between the Company and the Optionee. Each exercise of a stock option, or any part thereof, shall be evidenced by a notice in writing to the Company. The purchase price of the Shares as to which an option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

                          (1) in cash (including check, bank draft, or money order); or

                          (2)     by the delivery of Shares (including
         Restricted Stock when and as agreed to by the Company) already owned by the Optionee for a period of at least 6 months having a Fair Market Value equal to the aggregate option price;

                          (3)     by a combination of cash and Shares; or

                          (4) by providing with the notice of exercise an order to a designated broker to sell part or all of the Shares and to deliver sufficient proceeds to the Company, in cash or by check payable to the Company, to pay the full purchase price of the Shares and all applicable withholding taxes.

                 (b) If an Optionee delivers Shares already owned by him or her in full or partial payment of the exercise price for any stock option granted under this Plan or any prior stock option plan of the Company, the Committee may authorize the automatic grant of a new option (a "Reload Option") for that number of Shares as shall equal the number of already owned Shares surrendered in payment of the option exercise price of the underlying stock option being exercised. The grant of a Reload Option will become effective upon the exercise of the underlying stock option. The option exercise price of the Reload Option shall be the Fair market Value of a Share on the effective date of the grant of the Reload Option. Each Reload Option shall be exercisable no earlier than six (6) months from the date of its grant and no later than the time when the underlying stock option being exercised could be last exercised. The Committee may also specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof.

                 (c) An Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by a stock option except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the option.

         13. Date of a Stock Option Grant. The granting of a stock option shall take place only when the Committee approves the granting of such option. Neither any action taken by the Board nor anything contained in the Plan or in any resolution adopted or to be adopted by the Board or stockholders of the Company shall constitute the granting of a stock option under this Plan.

         14. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any eligible employee, either as a separate Award or in connection with a stock option. Stock Appreciation Rights shall be subject to such terms and conditions as the Committee shall impose. The grant of the Stock Appreciation Right may provide that the holder may be paid for the value of the Stock Appreciation Right either in cash or in Shares, or a combination thereof. In the event of the exercise of a Stock Appreciation Right payable in Shares, the holder of the Stock Appreciation Right shall receive that number of whole Shares of stock of the company having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Fair Market Value on the date of the grant (or other value specified in the agreement granting the Stock Appreciation Right) by (ii) the number of Shares as to which the Stock Appreciation Right is exercised. If a Stock Appreciation Right is granted in tandem with a stock option, there shall be surrendered and canceled from the option at the time of exercise of the Stock Appreciation Right, in lieu of exercise under the option, that number of Shares as shall equal the number of shares as to which the Stock Appreciation Right shall have been exercised. However, notwithstanding the foregoing, the Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Stock Appreciation Right, but any such limitation shall be specified at the time that the Stock Appreciation Right is granted. Notwithstanding the foregoing, the maximum number of Shares for which grants of Stock Appreciation Rights may be made to an individual in any fiscal year of the Company shall not exceed 300,000 (subject to adjustment pursuant to Section 20 of this Plan), and the exercise price of any Stock Appreciation Right shall in no event be less than the Fair Market Value of the Shares at the time of the grant.

         15.     Restricted Stock.

                 (a) The Committee may grant Awards of restricted stock to any eligible employee, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant. The terms and conditions of restricted stock shall be specified by the grant. The committee, in its sole discretion, shall determine what rights, if any, the person to whom an Award of restricted stock is made shall have in the restricted stock during the restriction period and the restrictions applicable to the particular Award, including whether the holder of the restricted stock shall have the right to vote the Shares and receive all dividends and other distributions applicable to the Shares. The Committee shall determine when the restrictions shall lapse or expire and the conditions, if any, under which the restricted stock will be forfeited or sold back to the Company. Each Award of restricted stock may have different restrictions and conditions. The Committee, in its discretion, may prospectively change the restriction period and the restrictions applicable to any particular Award of restricted stock. Restricted stock may not be disposed of by the recipient until the restrictions specified in the Award expire.

                 (b) Any restricted stock issued hereunder may be evidenced in such manner as the Committee, in its sole discretion, shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of restricted stock awarded hereunder, such certificate shall bear an appropriate legend with respect of the restrictions applicable to such Award. The company may retain, at its option, the physical custody of the restricted stock during the restriction period or require that the restricted stock be placed in an escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.

                 (c) The following provisions shall apply to any performance-based awards of Restricted Stock made under this Plan to any Executive Officer of the Company:

                 (i) the performance criteria upon which vesting of the Restricted Stock is contingent shall be such objective performance goals as the Committee shall establish in writing prior to the expiration of 90 days after the commencement of the performance period to which the performance goal or goals relate and while the outcome is substantially uncertain, and shall be based on total shareholder return, total shareholder return compared to a group of peer companies specified by the Committee, earnings per share, or operating income before federal income taxes; and

                 (ii) the maximum number of Shares that may be awarded to any Executive Officer with respect to all performance periods beginning in a calendar year shall not exceed 50,000 (subject to adjustment pursuant to Section 20 hereof).

                 (d) Holders of Restricted Stock may elect to satisfy any federal, state or local tax withholding obligation which is due in connection with the removal of restrictions on the Shares either (i) in cash or (ii) by the retention by the Company of a number of Shares of the Restricted Stock on which the restrictions are being lifted having a Fair Market Value equal to the amount to be withheld. The Committee shall determine, from time to time, the amount to be withheld and the time and manner in which a holder of Restricted Stock may elect to satisfy such withholding obligation. Such amount shall be not less than the minimum withholding obligation of the Company and not more than the amount determined by application of the maximum in effect for withdrawals under applicable federal, state or local tax law.

         16.     Performance Awards.

                 (a) The Committee may grant Performance Awards to any eligible employee, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified at the time of the grant. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, and the maximum or minimum settlement values.
Each Performance Award shall have its own terms and conditions. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the committee may modify the performance measures or objectives and/or the performance period.

                 (b) Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales or cost performance objectives that the committee believes to be relevant to the Company's business and/or remaining in the employ of the company for a specified period of time. Performance Awards may be paid in cash, Shares, or other consideration, or any combination thereof. If payable in Shares, the consideration for the issuance of the Shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the committee.

                 (c) The following provisions shall apply to any Performance Awards made under this Plan to any Executive Officer of the
Company:

                 (i) the performance criteria upon which realization of a Performance Award is contingent shall be such objective performance goals as the Committee shall establish in writing prior to the expiration of 90 days after the commencement of the performance period to which the performance goal or goals relate and while the outcome is substantially uncertain, and shall be based on operating profit, income before federal income tax, earnings per share, gross revenues, return on investment, or total shareholder return; and

                 (ii) if paid in Shares, the maximum number of Shares that may be awarded to any Executive Officer with respect to all performance periods beginning in a calendar year shall not exceed 300,000 (subject to adjustment pursuant to Section 20 hereof ) and if paid in cash the maximum amount payable with respect to all performance periods beginning in a fiscal year shall not exceed $1,000,000.

         17.     Dividend Equivalent Rights.

                 (a) The Committee may grant a Dividend Equivalent Right to any eligible employee, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

                 (b) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

         18. Other Awards. The Committee may grant to any eligible employee other forms of Awards based upon, payable in, or otherwise related to, in whole or in part, Shares if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Program. The terms and conditions of such other form of Award shall be specified by the grant. Such Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

         19. Compliance with Securities and Other Laws. In no event shall the company be required to sell or issue Shares under any Award if the sale or issuance thereof would constitute a violation of applicable federal or state securities law or regulation or a violation of any other law or regulation of any governmental authority or any national securities exchange. As a condition to any sale or issuance of Shares, the Company may pledge legends on Shares, issue stop transfer orders, and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such law or regulation, including, if the Company or its counsel deems it appropriate, representations from the person to whom an Award is granted that he or she is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

         20. Adjustments Upon Changes in Capitalization. The value of an Award in Shares shall be adjusted from time to time as follows:

                 (a) Subject to any required action by stockholders, the number of Shares held in reserve for the Plan, the number of Shares subject to Options or Stock Appreciation Rights that may be granted to any individual in any calendar year, the number of Shares of Restricted Stock that may be awarded to an Executive Officer with respect to all performance periods beginning in any calendar year, the aggregate number that may be awarded under the Plan of Shares of Restricted Stock and Shares that may be paid in satisfaction of a Performance Award or Other Award, the maximum number of Shares that may be paid in satisfaction of a Performance Award with respect to all performance periods beginning in a calendar year, the number of Shares covered by each outstanding Award, and the exercise price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only on Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

                 (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of Shares subject to the option would have been entitled.

                 (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Plan.

                 (d) In the event of a distribution by this Company of shares of stock in another corporation the aggregate number of shares covered by each outstanding option, and the option exercise price of a share under each outstanding option, may be equitably adjusted by the Board of Directors, in its sole discretion, for any increase or decrease in the value of the outstanding shares of this Company resulting from such distribution by this Company of shares of stock in another corporation.

         To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination shall be final, binding, and conclusive.

         Except as hereinbefore expressly provided in this Plan, any person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made without respect to the number or exercise price of Shares subject to an Award.

         The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merger or to consolidate or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

         21. Effective Date. The Plan shall be effective as of July 17, 1998; provided, however, that if the Plan is not approved by the holders of a majority of the Shares of the Company represented and voting at the next Annual Meeting of Stockholders after such date, this Plan and all Awards granted hereunder shall be void.

         22. Amendment of the Plan. All provisions of the Plan (including any Award made under the Plan) may at any time or from time to time be modified or amended by the Board; provided, however, (i) no Award at any time outstanding under the Plan may be modified, impaired, or canceled adversely to the holder of the Award without the consent of such holder, and (ii) the Plan may not be amended without approval by the holders of a majority of the Shares of the Company (a) to increase the maximum number of Shares subject to the Plan, (b) to change the class of persons eligible to receive Incentive Stock Options, or (c) if such approval is necessary to comply with applicable law, regulation, or listing requirement, or to qualify for an exemption or characterization that is deemed desirable by the Board.

         23. Termination of Plan. The Board may terminate the Plan at any time. However, termination of the Plan shall not affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated.

         24. No Employment Rights. Nothing in the Plan or in any Award shall confer upon any recipient of an Award any right to remain in the employ of the Company or one of its Affiliates, and nothing herein shall be construed in any manner to interfere in any way with the right of the Company or its Affiliates to terminate such recipient's employment or directorship at any time.

         25.     Tax Withholding and 83(b) Election.

                 (a) The amount, as determined by the Committee, of any federal, state, or local tax required to be withheld by the Company due to the grant or exercise of an Award shall be satisfied, at the election of the recipient of the Award, but subject to the consent of the Committee, either (a) by payment by the recipient to the Company of the amount of such withholding obligation in cash (the "Cash Method"), or (b) through the retention by the Company of a number of Shares out of the Shares being acquired through the grant or exercise of any Award having a Fair Market Value equal to the amount of the withholding obligation (the "Share Retention Method"). The cash payment or the amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities. The Committee shall determine the time and manner in which the recipient may elect to satisfy a withholding obligation by either the Cash Method or the Share Retention Method.

                 (b) Unless otherwise expressly provided in the Award, if a holder is transferred an Award subject to a "substantial risk of forfeiture" as defined in Section 83 of the Code and related regulations, then such holder may elect under Section 83(b) of the Code to include in his gross income, for his taxable year in which the Award is transferred to such holder, the excess of the Fair Market Value (determined without regard to any restriction other than one which by its terms will never lapse), of such Award at the date of grant, over the amount (if anything) paid for such Award. If the Holder makes the Section 83(b) election described above, the Holder shall (i) make such election in a manner that is satisfactory to the Committee, (ii) provide the Committee with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to such federal and state income withholding as the Committee may reasonably require in its sole and absolute discretion.

                            TRINITY INDUSTRIES, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF STOCKHOLDERS - JULY 17, 1998



     The undersigned hereby appoints W. Ray Wallace, Dean P. Guerin and Michael
G. Fortado and each of them with full power of substitution, attorneys, agents and proxies of the undersigned to vote as directed below the shares of stock which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Trinity Industries, Inc. to be held at its offices, 2525 Stemmons Freeway, Dallas, Texas 75207, on Friday, July 17, 1998 at 9:30 a.m. Central Daylight Saving Time, and at any adjournment or adjournments thereof. If more than one of the above attorneys shall be present in person or by substitution at such meeting or at any adjournment thereof, the majority of said attorneys so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such shares of stock and hereby ratifies and confirms all that said attorneys, their substitutes, or any of them, may lawfully do by virtue hereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NAMED NOMINEES FOR DIRECTOR AND FOR THE APPROVAL OF THE COMPANY'S 1998 STOCK OPTION AND INCENTIVE PLAN.

         (Continued and to be marked, dated and signed on reverse side)


                                                       TRINITY INDUSTRIES, INC.
                                                       P.O. BOX 11369
                                                       NEW YORK, N.Y. 10203-0369

(1) Election of ten (10) Directors:

FOR all nominees [ ]          WITHHOLD AUTHORITY to vote [ ]     EXCEPTIONS [ ]
listed below                  for all nominees listed below.

Nominees: John L. Adams, David W. Biegler, Barry J. Galt, Clifford J. Grum, Dean P. Guerin, Jess T. Hay, Edmund M. Hoffman, Diana S. Natalicio, Timothy R. Wallace and W. Ray Wallace.
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME.)

(2) Approval of the Company's 1998                (3)  In their discretion on
    Stock Option and Incentive Plan.                   such other matters as
                                                       may properly come before
                                                       the meeting.


FOR [ ]        AGAINST [ ]        ABSTAIN [ ]


                                                  CHANGE OF ADDRESS AND
                                                  OR COMMENTS MARK HERE  [ ]

                                                  PLEASE SIGN EXACTLY AS YOUR
                                                  NAME APPEARS ON THE PROXY. IF
                                                  YOUR STOCK IS JOINTLY OWNED,
                                                  BOTH PARTIES MUST SIGN.
                                                  FIDUCIARIES AND
                                                  REPRESENTATIVES SHOULD SO
                                                  INDICATE WHEN SIGNING, AND
                                                  WHEN MORE THAN ONE IS NAMED, A
                                                  MAJORITY SHOULD SIGN. IF
                                                  SIGNED BY A CORPORATION, ITS
                                                  SEAL SHOULD BE AFFIXED.

                                                  DATED:
                                                        ------------------------


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                                                             SIGNATURE

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                                                             SIGNATURE


                                                    VOTES MUST BE INDICATED [ ]
                                                     (x) in Black or Blue ink.


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY
IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.